EXHIBIT 10.43


                                  EXHIBIT 10.43
                            NEW COMMITMENT AGREEMENT

         Reference is made to the Credit Agreement dated as of February 24, 1999 (as amended, modified, extended or restated from time to time, the "CREDIT AGREEMENT") among by and among Sterile Recoveries, Inc., a Florida corporation (the "BORROWER"), the other Credit Parties party thereto, the Lenders party thereto and First Union National Bank, as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its additional Commitment (the "Additional Commitment"), in an aggregate principal amount of up to the amount of set forth below, to make Revolving Loans and to participate in Letters of Credit and Swingline Loans in accordance with the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

Amount of Additional Commitment                      $15,000,000

Effective Date of Additional Commitment              October 4, 2000


The terms set forth above
are hereby agreed to:

THE BANKERS BANK

By:  /s/ DALE A REID
     --------------------------------

Title:  EXECUTIVE VICE PRESIDENT
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CONSENTED TO (as required by the Credit Agreement):

FIRST UNION NATIONAL BANK,          STERILE RECOVERIES, INC.
as Agent

By:   /s/    JOYCE L. BARRY                  By:    /s/  D. JON MCGUIRE
  ---------------------------------             --------------------------------

Title:   SENIOR VICE PRESIDENT              Title:  VICE PRESIDENT
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